Exhibit 99.2

Unum Group
Statistical Supplement Fourth Quarter 2010

TABLE OF CONTENTS

(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Page

Financial Highlights	1
Consolidated Statements of Income	2
Sales Data	3
Consolidated Balance Sheets	4
Financial Results by Segment	5
Quarterly Historical Financial Results by Segment	6
Financial Results and Selected Statistics by Segment
Unum US	7
Unum UK	8
Colonial Life	9
Individual Disability - Closed Block	10
Corporate and Other	11
Reserves	12
Investment Fact Sheets	13
Statutory-Basis Financial Information	14
Notes to Statistical Supplement	15

Throughout this supplement, segment operating results exclude income taxes and realized investment gains and losses.

See "Notes to Statistical Supplement" on page 15 for a discussion of non-GAAP financial measures and significant transactions and events.

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Financial Results

Premium Income	$1,868.2	$1,865.7	$7,431.4	$7,475.5	$7,783.3

Segment Operating Revenue	$2,565.6	$2,522.5	$10,168.5	$10,079.3	$10,448.2
Net Realized Investment Gain (Loss)	27.5	(25.9)	24.7	11.7	(465.9)

Revenue	$2,593.1	$2,496.6	$10,193.2	$10,091.0	$9,982.3

Net Income	$225.8	$199.4	$886.1	$852.6	$553.2

Assets			$57,307.7	$54,477.0	$49,417.4

Stockholders' Equity			$8,944.4	$8,500.1	$6,397.9

2010
● Full year 2010 results include a non-cash tax charge of $10.2 million to reflect the impact of a tax law change.

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Per Common Share Information

Net Income
Assuming Dilution	$0.71	$0.60	$2.71	$2.57	$1.62
Basic	$0.71	$0.60	$2.72	$2.57	$1.62

Dividends Paid	$0.0925	$0.0825	$0.350	$0.315	$0.300

Book Value per Share:
As Reported			$28.25	$25.62	$19.32

Excluding Net Unrealized Gain (Loss) on Securities
and Net Gain on Cash Flow Hedges			$25.82	$23.36	$20.45

Excluding Foreign Currency Translation Adjustment			$26.17	$23.60	$20.99

Excluding Unrecognized Pension and Postretirement
Benefit Costs			$27.17	$24.59	$22.22

Price (UNM closing price on last trading day of period)			$24.22	$19.52	$18.60

See page 4 of this statistical supplement for detail on the components of AOCI excluded from Total Stockholders' Equity in computing the book value per share measures listed above.  Total Stockholders' Equity, AOCI, Foreign Currency Translation Adjustment, Unrecognized Pension and Postretirement Benefit Costs, Net Unrealized Loss on Securities and Net Gain on Cash Flow Hedges at December 31, 2008 are $6,397.9 million, $(958.2) million, $(177.6) million, $(406.5) million, $(832.6) million, and $458.5 million, respectively.

1.1

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Revenue
Premium Income	$1,868.2	$1,865.7	$7,431.4	$7,475.5	$7,783.3
Net Investment Income	634.3	595.7	2,495.5	2,346.6	2,389.0
Net Realized Investment Gain (Loss)	27.5	(25.9)	24.7	11.7	(465.9)
Other Income	63.1	61.1	241.6	257.2	275.9
Total Revenue	2,593.1	2,496.6	10,193.2	10,091.0	9,982.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,618.1	1,566.6	6,354.1	6,291.6	6,626.4
Commissions	215.3	204.9	855.4	837.1	853.3
Interest and Debt Expense - Non-recourse Debt	3.1	3.4	12.9	18.6	39.3
Interest and Debt Expense - All Other Debt	36.0	31.1	128.9	106.8	117.4
Deferral of Acquisition Costs	(152.2)	(147.8)	(607.7)	(593.6)	(590.9)
Amortization of Deferred Acquisition Costs	139.4	131.2	547.1	526.2	519.1
Other Expenses	397.9	411.3	1,571.2	1,612.0	1,593.7
Total Benefits and Expenses	2,257.6	2,200.7	8,861.9	8,798.7	9,158.3

Income from Continuing Operations Before
Income Taxes	335.5	295.9	1,331.3	1,292.3	824.0

Income Taxes	109.7	96.5	445.2	439.7	270.8

Net Income	$225.8	$199.4	$886.1	$852.6	$553.2

Average Number of Shares Outstanding
Basic	316,968,173	331,672,760	325,839,020	331,266,247	341,022,792
Dilutive Securities:
Options and Other Nonvested Stock Awards	1,494,767	1,325,720	1,382,036	869,934	537,505
Assuming Dilution	318,462,940	332,998,480	327,221,056	332,136,181	341,560,297

Actual Number of Shares Outstanding			316,573,452	331,809,247	331,120,345

Unum Group Sales Data

	Three Months Ended			Year Ended
	12/31/2010	12/31/2009	% Change	12/31/2010	12/31/2009	12/31/2008

Unum US Segment
Fully Insured Products	$247.7	$247.8	-%	$669.4	$709.2	$701.5
Administrative Services
Only (ASO) Products	4.5	4.5	-	6.3	7.7	7.2
Total Unum US Segment	252.2	252.3	-	675.7	716.9	708.7

Unum UK Segment	32.6	42.0	(22.4)	119.2	123.2	99.5

Colonial Life Segment	121.3	119.7	1.3	358.8	343.8	340.2

Individual Disability -
Closed Block Segment	0.2	0.3	(33.3)	0.8	1.5	2.4

Total Sales	$406.3	$414.3	(1.9)	$1,154.5	$1,185.4	$1,150.8

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2010	12/31/2009	% Change	12/31/2010	12/31/2009	12/31/2008
Sales by Product

Fully Insured Products
Group Disability, Group Life, and AD&D
Group Long-term Disability	$67.3	$75.4	(10.7)%	$148.2	$182.1	$190.3
Group Short-term Disability	37.4	34.8	7.5	80.3	83.9	71.5
Group Life	77.6	76.5	1.4	166.9	184.9	165.4
AD&D	8.3	7.8	6.4	18.1	18.7	17.2
Subtotal	190.6	194.5	(2.0)	413.5	469.6	444.4
Supplemental and Voluntary
Individual Disability - Recently Issued	11.2	12.1	(7.4)	42.7	51.6	57.9
Group Long-term Care	9.5	7.2	31.9	25.8	22.4	32.2
Individual Long-term Care	0.1	1.0	(90.0)	0.2	3.7	8.4
Voluntary Benefits	36.3	33.0	10.0	187.2	161.9	158.6
Subtotal	57.1	53.3	7.1	255.9	239.6	257.1

Total Fully Insured Products	247.7	247.8	-	669.4	709.2	701.5

ASO Products	4.5	4.5	-	6.3	7.7	7.2

Total Sales	$252.2	$252.3	-	$675.7	$716.9	$708.7

Sales by Market Sector

Group Disability, Group Life, and AD&D
Core Market (< 2,000 lives)	$131.8	$139.5	(5.5)%	$294.0	$320.6	$297.2
Large Case Market	58.8	55.0	6.9	119.5	149.0	147.2
Subtotal	190.6	194.5	(2.0)	413.5	469.6	444.4

Supplemental and Voluntary	57.1	53.3	7.1	255.9	239.6	257.1

Total Fully Insured Products	247.7	247.8	-	669.4	709.2	701.5

ASO Products	4.5	4.5	-	6.3	7.7	7.2

Total Sales	$252.2	$252.3	-	$675.7	$716.9	$708.7

3.1

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
	12/31/2010	12/31/2009	% Change	12/31/2010	12/31/2009	12/31/2008

Long-term Disability	$14.1	$15.2	(7.2)%	$53.1	$56.8	$68.8
Group Life	16.3	22.0	(25.9)	57.3	53.8	19.6
Supplemental and Voluntary	2.2	4.8	(54.2)	8.8	12.6	11.1

Total Sales	$32.6	$42.0	(22.4)	$119.2	$123.2	$99.5

(in millions of pounds)

Long-term Disability	£9.0	£9.4	(4.3)%	£34.4	£36.5	£37.6
Group Life	10.4	13.4	(22.4)	37.1	33.4	10.9
Supplemental and Voluntary	1.3	2.9	(55.2)	5.7	8.0	6.0

Total Sales	£20.7	£25.7	(19.5)	£77.2	£77.9	£54.5

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2010	12/31/2009	% Change	12/31/2010	12/31/2009	12/31/2008

Accident, Sickness, and Disability	$79.0	$75.5	4.6%	$237.4	$221.1	$222.1
Life	20.9	23.6	(11.4)	65.7	68.3	64.0
Cancer and Critical Illness	21.4	20.6	3.9	55.7	54.4	54.1

Total Sales	$121.3	$119.7	1.3	$358.8	$343.8	$340.2

3.2

Unum Group Consolidated Balance Sheets

	December 31,
	2010	2009
Assets
Investments
Fixed Maturity Securities	$40,035.6	$37,914.4
Mortgage Loans	1,516.8	1,404.0
Policy Loans	2,996.1	2,878.0
Other Long-term Investments	529.3	233.5
Short-term Investments	1,163.1	865.5
Total Investments	46,240.9	43,295.4

Cash and Bank Deposits	53.6	71.6
Accounts and Premiums Receivable	1,665.8	1,732.4
Reinsurance Recoverable	4,827.9	4,996.9
Accrued Investment Income	669.8	642.5
Deferred Acquisition Costs	2,521.1	2,482.5
Goodwill	201.2	201.6
Property and Equipment	476.8	443.5
Other Assets	650.6	610.6

Total Assets	$57,307.7	$54,477.0

Liabilities
Policy and Contract Benefits	$1,565.0	$1,736.9
Reserves for Future Policy and Contract Benefits	39,715.0	37,740.8
Unearned Premiums	436.7	452.0
Other Policyholders' Funds	1,669.7	1,662.3
Income Tax Payable	135.7	114.5
Deferred Income Tax	417.2	273.2
Short-term Debt	225.1	-
Long-term Debt - Non-recourse	716.9	785.2
Long-term Debt - All Other	1,914.4	1,764.4
Other Liabilities	1,567.6	1,447.6

Total Liabilities	48,363.3	45,976.9

Stockholders' Equity
Common Stock	36.5	36.4
Additional Paid-in Capital	2,615.4	2,587.4
Accumulated Other Comprehensive Income (Loss)
Net Unrealized Gain on Securities	410.4	379.6
Net Gain on Cash Flow Hedges	361.0	370.8
Foreign Currency Translation Adjustment	(110.9)	(78.7)
Unrecognized Pension and Postretirement Benefit Costs	(318.6)	(330.7)
Retained Earnings	7,060.8	6,289.5
Treasury Stock	(1,110.2)	(754.2)

Total Stockholders' Equity	8,944.4	8,500.1

Total Liabilities and Stockholders' Equity	$57,307.7	$54,477.0

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated

Balances at December 31, 2007	$1,642.5	$69.6	$669.8	$2,381.9
Capitalized	329.7	37.4	223.8	590.9
Amortized	(320.3)	(32.4)	(166.4)	(519.1)
Adjustment Related to Unrealized Investment Gains/Losses	9.9	-	28.7	38.6
Foreign Currency	-	(19.9)	-	(19.9)
Balances at December 31, 2008	1,661.8	54.7	755.9	2,472.4
Capitalized	335.5	29.1	229.0	593.6
Amortized	(317.2)	(30.5)	(178.5)	(526.2)
Adjustment Related to Unrealized Investment Gains/Losses	(17.7)	-	(45.2)	(62.9)
Foreign Currency	-	5.6	-	5.6
Balances at December 31, 2009	1,662.4	58.9	761.2	2,482.5
Capitalized	333.0	28.3	246.4	607.7
Amortized	(332.9)	(27.0)	(187.2)	(547.1)
Adjustment Related to Unrealized Investment Gains/Losses	(4.6)	-	(15.4)	(20.0)
Foreign Currency	-	(2.0)	-	(2.0)
Balances at December 31, 2010	$1,657.9	$58.2	$805.0	$2,521.1

4.1

Unum Group Balance Sheets by Segment - December 31, 2010

	Unum US
		Group Life
		and Accidental	Supplemental				Individual
	Group	Death &	and	Total		Colonial	Disability -	Corporate
	Disability	Dismemberment	Voluntary	Unum US	Unum UK	Life	Closed Block	and Other	Consolidated
Assets
Investments	$9,965.9	$2,326.0	$9,694.1	$21,986.0	$3,042.0	$2,007.8	$12,470.0	$6,735.1	$46,240.9
Deferred Acquisition Costs	119.0	93.8	1,445.1	1,657.9	58.2	805.0	-	-	2,521.1
Goodwill	2.5	-	187.5	190.0	11.2	-	-	-	201.2
All Other	718.9	186.2	137.9	1,043.0	274.9	234.5	3,039.1	3,753.0	8,344.5
Total Assets	$10,806.3	$2,606.0	$11,464.6	$24,876.9	$3,386.3	$3,047.3	$15,509.1	$10,488.1	$57,307.7

Liabilities
Reserves and Policyholder Benefits	$8,793.9	$1,647.9	$8,326.6	$18,768.4	$2,391.2	$1,660.8	$13,168.5	$7,397.5	$43,386.4
Debt	82.5	-	-	82.5	-	-	634.4	2,139.5	2,856.4
All Other	302.9	53.5	451.2	807.6	109.4	242.1	200.3	761.1	2,120.5
Total Liabilities	9,179.3	1,701.4	8,777.8	19,658.5	2,500.6	1,902.9	14,003.2	10,298.1	48,363.3

Other Allocated Stockholders' Equity	1,535.8	867.0	2,624.2	5,027.0	757.7	1,071.0	1,310.2	7.1	8,173.0
Net Unrealized Gain/Loss on Securities and
Net Gain on Cash Flow Hedges	91.2	37.6	62.6	191.4	128.0	73.4	195.7	182.9	771.4
Total Allocated Stockholders' Equity	1,627.0	904.6	2,686.8	5,218.4	885.7	1,144.4	1,505.9	190.0	8,944.4
Total Liabilities and Allocated
Stockholders' Equity	$10,806.3	$2,606.0	$11,464.6	$24,876.9	$3,386.3	$3,047.3	$15,509.1	$10,488.1	$57,307.7

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes.  This formula is modified periodically to recognize changes in the views of capital requirements.

4.2

Unum Group Balance Sheets by Segment - December 31, 2009

	Unum US
		Group Life
		and Accidental	Supplemental				Individual
	Group	Death &	and	Total		Colonial	Disability -	Corporate
	Disability	Dismemberment	Voluntary	Unum US	Unum UK	Life	Closed Block	and Other	Consolidated
Assets
Investments	$10,072.4	$2,186.4	$8,289.1	$20,547.9	$3,006.1	$1,838.4	$12,186.6	$5,716.4	$43,295.4
Deferred Acquisition Costs	123.5	87.8	1,451.1	1,662.4	58.9	761.2	-	-	2,482.5
Goodwill	2.5	-	187.5	190.0	11.6	-	-	-	201.6
All Other	593.7	142.2	203.7	939.6	204.1	206.1	3,052.2	4,095.5	8,497.5
Total Assets	$10,792.1	$2,416.4	$10,131.4	$23,339.9	$3,280.7	$2,805.7	$15,238.8	$9,811.9	$54,477.0

Liabilities
Reserves and Policyholder Benefits	$8,726.4	$1,536.0	$6,957.1	$17,219.5	$2,352.0	$1,587.5	$12,952.7	$7,480.3	$41,592.0
Debt	92.5	-	-	92.5	-	-	692.7	1,764.4	2,549.6
All Other	186.4	12.3	469.3	668.0	210.7	183.1	153.7	619.8	1,835.3
Total Liabilities	9,005.3	1,548.3	7,426.4	17,980.0	2,562.7	1,770.6	13,799.1	9,864.5	45,976.9

Other Allocated Stockholders' Equity	1,715.0	842.9	2,439.9	4,997.8	639.8	993.0	1,318.5	(199.4)	7,749.7
Net Unrealized Gain/Loss on Securities and
Net Gain on Cash Flow Hedges	71.8	25.2	265.1	362.1	78.2	42.1	121.2	146.8	750.4
Total Allocated Stockholders' Equity	1,786.8	868.1	2,705.0	5,359.9	718.0	1,035.1	1,439.7	(52.6)	8,500.1
Total Liabilities and Allocated
Stockholders' Equity	$10,792.1	$2,416.4	$10,131.4	$23,339.9	$3,280.7	$2,805.7	$15,238.8	$9,811.9	$54,477.0

4.3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2010	12/31/2009	% Change	12/31/2010	12/31/2009	% Change
Premium Income
Unum US	$1,211.4	$1,207.9	0.3%	$4,854.6	$4,873.1	(0.4)%
Unum UK	170.5	180.0	(5.3)	650.6	686.1	(5.2)
Colonial Life	273.6	257.4	6.3	1,075.7	1,015.1	6.0
Individual Disability - Closed Block	212.0	219.4	(3.4)	847.0	898.5	(5.7)
Corporate and Other	0.7	1.0	(30.0)	3.5	2.7	29.6
	1,868.2	1,865.7	0.1	7,431.4	7,475.5	(0.6)
Net Investment Income
Unum US	327.6	302.3	8.4	1,263.8	1,200.5	5.3
Unum UK	48.6	40.8	19.1	170.5	124.5	36.9
Colonial Life	31.4	28.9	8.7	122.5	114.3	7.2
Individual Disability - Closed Block	182.9	182.4	0.3	746.4	740.6	0.8
Corporate and Other	43.8	41.3	6.1	192.3	166.7	15.4
	634.3	595.7	6.5	2,495.5	2,346.6	6.3
Other Income
Unum US	32.7	28.3	15.5	123.3	118.7	3.9
Unum UK	0.1	0.6	(83.3)	1.2	2.4	(50.0)
Colonial Life	0.2	0.1	100.0	0.7	0.5	40.0
Individual Disability - Closed Block	23.4	23.8	(1.7)	90.7	100.8	(10.0)
Corporate and Other	6.7	8.3	(19.3)	25.7	34.8	(26.1)
	63.1	61.1	3.3	241.6	257.2	(6.1)
Total Operating Revenue
Unum US	1,571.7	1,538.5	2.2	6,241.7	6,192.3	0.8
Unum UK	219.2	221.4	(1.0)	822.3	813.0	1.1
Colonial Life	305.2	286.4	6.6	1,198.9	1,129.9	6.1
Individual Disability - Closed Block	418.3	425.6	(1.7)	1,684.1	1,739.9	(3.2)
Corporate and Other	51.2	50.6	1.2	221.5	204.2	8.5
	2,565.6	2,522.5	1.7	10,168.5	10,079.3	0.9

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2010	12/31/2009	% Change	12/31/2010	12/31/2009	% Change
Benefits and Expenses
Unum US	$1,365.6	$1,335.5	2.3%	$5,415.7	$5,417.3	-%
Unum UK	171.1	160.1	6.9	613.5	563.4	8.9
Colonial Life	244.4	218.1	12.1	916.7	849.0	8.0
Individual Disability - Closed Block	408.0	419.8	(2.8)	1,639.9	1,705.6	(3.9)
Corporate and Other	68.5	67.2	1.9	276.1	263.4	4.8
	2,257.6	2,200.7	2.6	8,861.9	8,798.7	0.7
Income (Loss) Before Income Taxes and
Net Realized Investment Gain (Loss)
Unum US	206.1	203.0	1.5	826.0	775.0	6.6
Unum UK	48.1	61.3	(21.5)	208.8	249.6	(16.3)
Colonial Life	60.8	68.3	(11.0)	282.2	280.9	0.5
Individual Disability - Closed Block	10.3	5.8	77.6	44.2	34.3	28.9
Corporate and Other	(17.3)	(16.6)	(4.2)	(54.6)	(59.2)	7.8
	308.0	321.8	(4.3)	1,306.6	1,280.6	2.0
Income Taxes	99.4	103.5	(4.0)	436.2	428.2	1.9

Income Before Net Realized Investment Gain (Loss)	208.6	218.3	(4.4)	870.4	852.4	2.1

Net Realized Investment Gain (Loss)	27.5	(25.9)	206.2	24.7	11.7	111.1

Tax Expense (Benefit) on Net Realized Investment
Gain (Loss)	10.3	(7.0)	(247.1)	9.0	11.5	(21.7)

Net Income	$225.8	$199.4	13.2	$886.1	$852.6	3.9

5.1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Premium Income
Unum US	$1,211.4	$1,210.6	$1,216.5	$1,216.1	$1,207.9	$1,215.2	$1,223.7	$1,226.3	$1,246.6
Unum UK	170.5	161.4	152.9	165.8	180.0	169.7	173.4	163.0	182.3
Colonial Life	273.6	269.3	267.7	265.1	257.4	253.5	250.8	253.4	249.1
Individual Disability - Closed Block	212.0	208.5	212.5	214.0	219.4	221.5	228.0	229.6	239.2
Corporate and Other	0.7	0.4	0.2	2.2	1.0	1.2	-	0.5	0.5
	1,868.2	1,850.2	1,849.8	1,863.2	1,865.7	1,861.1	1,875.9	1,872.8	1,917.7
Net Investment Income
Unum US	327.6	312.9	318.7	304.6	302.3	302.8	304.1	291.3	289.6
Unum UK	48.6	39.0	43.1	39.8	40.8	22.5	34.3	26.9	42.1
Colonial Life	31.4	31.9	29.3	29.9	28.9	29.4	28.4	27.6	26.9
Individual Disability - Closed Block	182.9	185.5	187.3	190.7	182.4	184.4	187.4	186.4	188.9
Corporate and Other	43.8	49.1	51.4	48.0	41.3	40.5	43.4	41.5	42.3
	634.3	618.4	629.8	613.0	595.7	579.6	597.6	573.7	589.8
Other Income
Unum US	32.7	29.7	30.4	30.5	28.3	28.8	30.0	31.6	33.2
Unum UK	0.1	0.2	0.4	0.5	0.6	0.6	0.6	0.6	0.7
Colonial Life	0.2	0.2	0.1	0.2	0.1	0.1	0.2	0.1	0.1
Individual Disability - Closed Block	23.4	22.7	23.1	21.5	23.8	24.3	25.8	26.9	25.3
Corporate and Other	6.7	5.4	6.5	7.1	8.3	8.1	10.6	7.8	14.6
	63.1	58.2	60.5	59.8	61.1	61.9	67.2	67.0	73.9
Total Operating Revenue
Unum US	1,571.7	1,553.2	1,565.6	1,551.2	1,538.5	1,546.8	1,557.8	1,549.2	1,569.4
Unum UK	219.2	200.6	196.4	206.1	221.4	192.8	208.3	190.5	225.1
Colonial Life	305.2	301.4	297.1	295.2	286.4	283.0	279.4	281.1	276.1
Individual Disability - Closed Block	418.3	416.7	422.9	426.2	425.6	430.2	441.2	442.9	453.4
Corporate and Other	51.2	54.9	58.1	57.3	50.6	49.8	54.0	49.8	57.4
	2,565.6	2,526.8	2,540.1	2,536.0	2,522.5	2,502.6	2,540.7	2,513.5	2,581.4

Unum Group Quarterly Historical Financial Results by Segment

	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Benefits and Expenses
Unum US	$1,365.6	$1,348.5	$1,349.6	$1,352.0	$1,335.5	$1,349.7	$1,366.5	$1,365.6	$1,386.8
Unum UK	171.1	153.4	143.5	145.5	160.1	134.1	141.0	128.2	170.5
Colonial Life	244.4	226.9	223.2	222.2	218.1	212.6	208.1	210.2	209.8
Individual Disability - Closed Block	408.0	406.9	410.5	414.5	419.8	423.0	431.2	431.6	446.3
Corporate and Other	68.5	65.7	75.7	66.2	67.2	63.5	70.0	62.7	57.8
	2,257.6	2,201.4	2,202.5	2,200.4	2,200.7	2,182.9	2,216.8	2,198.3	2,271.2
Income (Loss) Before Income Taxes and
Net Realized Investment Gain (Loss)
Unum US	206.1	204.7	216.0	199.2	203.0	197.1	191.3	183.6	182.6
Unum UK	48.1	47.2	52.9	60.6	61.3	58.7	67.3	62.3	54.6
Colonial Life	60.8	74.5	73.9	73.0	68.3	70.4	71.3	70.9	66.3
Individual Disability - Closed Block	10.3	9.8	12.4	11.7	5.8	7.2	10.0	11.3	7.1
Corporate and Other	(17.3)	(10.8)	(17.6)	(8.9)	(16.6)	(13.7)	(16.0)	(12.9)	(0.4)
	308.0	325.4	337.6	335.6	321.8	319.7	323.9	315.2	310.2
Income Taxes	99.4	105.5	109.0	122.3	103.5	108.1	108.1	108.5	100.8

Income Before Net Realized
Investment Gain (Loss)	208.6	219.9	228.6	213.3	218.3	211.6	215.8	206.7	209.4

Net Realized Investment Gain (Loss)	27.5	1.1	(29.5)	25.6	(25.9)	14.9	87.3	(64.6)	(257.7)

Tax Expense (Benefit) on Net Realized
Investment Gain (Loss)	10.3	0.2	(10.6)	9.1	(7.0)	5.4	35.9	(22.8)	(90.1)

Net Income	$225.8	$220.8	$209.7	$229.8	$199.4	$221.1	$267.2	$164.9	$41.8

Net Income Per Common Share -
Assuming Dilution	$0.71	$0.68	$0.63	$0.69	$0.60	$0.66	$0.80	$0.50	$0.13

6.1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income	$1,211.4	$1,207.9	$4,854.6	$4,873.1	$4,963.0
Net Investment Income	327.6	302.3	1,263.8	1,200.5	1,136.4
Other Income	32.7	28.3	123.3	118.7	132.7
Total Operating Revenue	1,571.7	1,538.5	6,241.7	6,192.3	6,232.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	967.2	945.1	3,849.4	3,855.9	3,998.4
Commissions	129.2	123.3	525.6	516.6	518.6
Interest and Debt Expense	0.3	0.3	1.2	2.0	4.2
Deferral of Acquisition Costs	(80.1)	(81.7)	(333.0)	(335.5)	(329.7)
Amortization of Deferred Acquisition Costs	83.4	78.7	332.9	317.2	320.3
Other Expenses	265.6	269.8	1,039.6	1,061.1	1,036.2
Total Benefits and Expenses	1,365.6	1,335.5	5,415.7	5,417.3	5,548.0

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$206.1	$203.0	$826.0	$775.0	$684.1

Operating Ratios
Benefit Ratio	79.8%	78.2%	79.3%	79.1%	80.6%
Other Expense Ratio	21.9%	22.3%	21.4%	21.8%	20.9%
Before-tax Profit Margin	17.0%	16.8%	17.0%	15.9%	13.8%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Long-term Disability	$405.8	$428.0	$1,639.4	$1,726.9	$1,838.5
Group Short-term Disability	108.4	107.6	430.9	432.8	435.1
Total Premium Income	514.2	535.6	2,070.3	2,159.7	2,273.6
Net Investment Income	157.2	154.0	614.6	629.4	631.3
Other Income	21.9	21.8	86.7	88.9	100.2
Total Operating Revenue	693.3	711.4	2,771.6	2,878.0	3,005.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	433.2	453.1	1,747.8	1,862.8	2,043.9
Commissions	40.5	38.7	159.7	162.2	165.9
Interest and Debt Expense	0.3	0.3	1.2	2.0	4.2
Deferral of Acquisition Costs	(13.8)	(15.2)	(59.0)	(62.5)	(59.4)
Amortization of Deferred Acquisition Costs	15.3	16.3	63.5	67.3	76.7
Other Expenses	140.8	145.6	543.7	572.6	572.4
Total Benefits and Expenses	616.3	638.8	2,456.9	2,604.4	2,803.7

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$77.0	$72.6	$314.7	$273.6	$201.4

Operating Ratios
Benefit Ratio	84.2%	84.6%	84.4%	86.3%	89.9%
Other Expense Ratio	27.4%	27.2%	26.3%	26.5%	25.2%
Before-tax Profit Margin	15.0%	13.6%	15.2%	12.7%	8.9%

Premium Persistency:
Group Long-term Disability			89.4%	86.9%	87.8%
Group Short-term Disability			88.6%	86.8%	82.1%

Case Persistency:
Group Long-term Disability			88.4%	87.4%	89.2%
Group Short-term Disability			87.3%	86.5%	88.2%

7.1

Unum Group Financial Results for Unum US Group Life and Accidental Death and Dismemberment

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Life	$275.8	$264.1	$1,090.3	$1,057.7	$1,062.8
Accidental Death & Dismemberment	26.8	25.3	106.1	104.9	127.6
Total Premium Income	302.6	289.4	1,196.4	1,162.6	1,190.4
Net Investment Income	33.8	31.4	129.6	126.5	126.0
Other Income	0.6	0.3	2.4	1.9	2.3
Total Operating Revenue	337.0	321.1	1,328.4	1,291.0	1,318.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	212.7	202.3	839.9	815.5	827.6
Commissions	23.4	21.0	89.3	85.4	85.4
Deferral of Acquisition Costs	(11.7)	(12.1)	(49.3)	(48.1)	(40.3)
Amortization of Deferred Acquisition Costs	10.2	11.2	43.3	45.9	55.0
Other Expenses	49.2	51.0	196.5	197.6	180.1
Total Benefits and Expenses	283.8	273.4	1,119.7	1,096.3	1,107.8

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$53.2	$47.7	$208.7	$194.7	$210.9

Operating Ratios
Benefit Ratio	70.3%	69.9%	70.2%	70.1%	69.5%
Other Expense Ratio	16.3%	17.6%	16.4%	17.0%	15.1%
Before-tax Profit Margin	17.6%	16.5%	17.4%	16.7%	17.7%

Premium Persistency:
Group Life			91.5%	86.9%	83.8%
Accidental Death & Dismemberment			90.7%	88.1%	86.4%

Case Persistency:
Group Life			88.3%	87.2%	89.1%
Accidental Death & Dismemberment			88.4%	87.2%	89.2%

7.2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$108.4	$107.1	$457.9	$463.7	$471.5
Long-term Care	151.1	149.9	599.2	594.7	580.7
Voluntary Benefits	135.1	125.9	530.8	492.4	446.8
Total Premium Income	394.6	382.9	1,587.9	1,550.8	1,499.0
Net Investment Income	136.6	116.9	519.6	444.6	379.1
Other Income	10.2	6.2	34.2	27.9	30.2
Total Operating Revenue	541.4	506.0	2,141.7	2,023.3	1,908.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	321.3	289.7	1,261.7	1,177.6	1,126.9
Commissions	65.3	63.6	276.6	269.0	267.3
Deferral of Acquisition Costs	(54.6)	(54.4)	(224.7)	(224.9)	(230.0)
Amortization of Deferred Acquisition Costs	57.9	51.2	226.1	204.0	188.6
Other Expenses	75.6	73.2	299.4	290.9	283.7
Total Benefits and Expenses	465.5	423.3	1,839.1	1,716.6	1,636.5

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$75.9	$82.7	$302.6	$306.7	$271.8

Operating Ratios
Benefit Ratios
Individual Disability - Recently Issued	55.1%	48.9%	53.3%	51.4%	53.3%
Long-term Care	125.0%	113.8%	121.0%	111.6%	106.1%
Voluntary Benefits	53.8%	53.0%	55.1%	56.0%	58.0%
Other Expense Ratio	19.2%	19.1%	18.9%	18.8%	18.9%
Before-tax Profit Margin	19.2%	21.6%	19.1%	19.8%	18.1%

Interest Adjusted Loss Ratios
Individual Disability - Recently Issued	32.8%	28.2%	32.5%	32.5%	35.9%
Long-term Care	83.1%	77.0%	80.8%	76.5%	75.5%

Premium Persistency:
Individual Disability - Recently Issued			90.7%	89.6%	90.7%
Long-term Care			95.8%	95.1%	95.5%
Voluntary Benefits			80.1%	79.9%	80.4%

7.3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Long-term Disability	$110.5	$121.0	$421.2	$482.4	$656.3
Group Life	44.8	43.6	171.6	147.8	174.6
Supplemental and Voluntary	15.2	15.4	57.8	55.9	58.4
Total Premium Income	170.5	180.0	650.6	686.1	889.3
Net Investment Income	48.6	40.8	170.5	124.5	181.9
Other Income	0.1	0.6	1.2	2.4	2.0
Total Operating Revenue	219.2	221.4	822.3	813.0	1,073.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	122.3	107.3	435.8	373.6	511.4
Commissions	12.2	13.4	44.1	46.7	59.0
Deferral of Acquisition Costs	(7.8)	(8.1)	(28.3)	(29.1)	(37.4)
Amortization of Deferred Acquisition Costs	6.7	8.0	27.0	30.5	32.4
Other Expenses	37.7	39.5	134.9	141.7	183.8
Total Benefits and Expenses	171.1	160.1	613.5	563.4	749.2

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$48.1	$61.3	$208.8	$249.6	$324.0

Operating Ratios
Benefit Ratio	71.7%	59.6%	67.0%	54.5%	57.5%
Other Expense Ratio	22.1%	21.9%	20.7%	20.7%	20.7%
Before-tax Profit Margin	28.2%	34.1%	32.1%	36.4%	36.4%

Persistency:
Group Long-term Disability			91.3%	88.5%	87.4%
Group Life			92.7%	80.1%	74.9%
Supplemental and Voluntary			88.9%	88.2%	87.7%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds)	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Group Long-term Disability	£69.9	£74.1	£272.3	£309.0	£353.7
Group Life	28.3	26.7	110.9	94.1	93.3
Supplemental and Voluntary	9.7	9.4	37.4	35.6	31.6
Total Premium Income	107.9	110.2	420.6	438.7	478.6
Net Investment Income	30.7	25.0	110.2	79.6	98.5
Other Income	0.2	0.4	0.9	1.6	1.2
Total Operating Revenue	138.8	135.6	531.7	519.9	578.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	77.3	65.7	281.4	238.3	275.8
Commissions	7.7	8.2	28.5	29.8	31.9
Deferral of Acquisition Costs	(4.9)	(4.9)	(18.3)	(18.5)	(20.1)
Amortization of Deferred Acquisition Costs	4.2	4.9	17.4	19.5	17.9
Other Expenses	24.0	24.1	87.4	90.2	99.6
Total Benefits and Expenses	108.3	98.0	396.4	359.3	405.1

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	£30.5	£37.6	£135.3	£160.6	£173.2

Weighted Average Pound/Dollar Exchange Rate	1.577	1.630	1.543	1.554	1.871

8.1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$167.9	$158.0	$661.0	$625.8	$606.9
Life	45.5	42.5	176.5	165.6	157.4
Cancer and Critical Illness	60.2	56.9	238.2	223.7	213.0
Total Premium Income	273.6	257.4	1,075.7	1,015.1	977.3
Net Investment Income	31.4	28.9	122.5	114.3	105.7
Other Income	0.2	0.1	0.7	0.5	0.4
Total Operating Revenue	305.2	286.4	1,198.9	1,129.9	1,083.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	146.2	124.8	534.7	480.6	464.0
Commissions	60.9	54.5	232.6	215.3	211.8
Deferral of Acquisition Costs	(64.3)	(58.0)	(246.4)	(229.0)	(223.8)
Amortization of Deferred Acquisition Costs	49.3	44.5	187.2	178.5	166.4
Other Expenses	52.3	52.3	208.6	203.6	196.9
Total Benefits and Expenses	244.4	218.1	916.7	849.0	815.3

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$60.8	$68.3	$282.2	$280.9	$268.1

Operating Ratios
Benefit Ratio	53.4%	48.5%	49.7%	47.3%	47.5%
Other Expense Ratio	19.1%	20.3%	19.4%	20.1%	20.1%
Before-tax Profit Margin	22.2%	26.5%	26.2%	27.7%	27.4%

Persistency:
Accident, Sickness, and Disability			75.9%	74.4%	75.8%
Life			86.0%	84.7%	84.7%
Cancer and Critical Illness			84.9%	83.8%	84.0%

Unum Group Financial Results for Individual Disability - Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income	$212.0	$219.4	$847.0	$898.5	$952.3
Net Investment Income	182.9	182.4	746.4	740.6	767.5
Other Income	23.4	23.8	90.7	100.8	98.6
Total Operating Revenue	418.3	425.6	1,684.1	1,739.9	1,818.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	361.3	367.4	1,451.3	1,489.6	1,544.8
Commissions	12.7	13.8	52.0	58.1	62.7
Interest and Debt Expense	2.8	3.1	11.7	16.6	35.1
Other Expenses	31.2	35.5	124.9	141.3	148.1
Total Benefits and Expenses	408.0	419.8	1,639.9	1,705.6	1,790.7

Operating Income Before Income Taxes and
Net Realized Investment Gains and Losses	$10.3	$5.8	$44.2	$34.3	$27.7

Operating Ratios
Interest Adjusted Loss Ratio	84.7%	81.6%	85.0%	81.6%	82.2%
Premium Persistency			93.0%	93.2%	93.8%

Unum Group Financial Results for Corporate and Other Segment

	Three Months Ended		Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2008
Operating Revenue
Premium Income	$0.7	$1.0	$3.5	$2.7	$1.4
Net Investment Income	43.8	41.3	192.3	166.7	197.5
Other Income	6.7	8.3	25.7	34.8	42.2
Total Operating Revenue	51.2	50.6	221.5	204.2	241.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	21.1	22.0	82.9	91.9	107.8
Commissions	0.3	(0.1)	1.1	0.4	1.2
Interest and Debt Expense	36.0	31.1	128.9	106.8	117.4
Other Expenses	11.1	14.2	63.2	64.3	28.7
Total Benefits and Expenses	68.5	67.2	276.1	263.4	255.1

Operating Loss Before Income Taxes and
Net Realized Investment Gains and Losses	$(17.3)	$(16.6)	$(54.6)	$(59.2)	$(14.0)

Unum Group Reserves

	December 31, 2010
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net

Group Disability	$-	-%	$7,480.2	$590.2	33.2%	$8,070.4	$69.4	$8,001.0
Group Life and Accidental Death & Dismemberment	72.9	0.5	783.7	152.8	3.8	1,009.4	1.5	1,007.9
Individual Disability - Recently Issued	534.5	3.9	1,005.1	99.9	4.5	1,639.5	88.3	1,551.2
Long-term Care	3,867.1	27.9	391.6	38.5	1.8	4,297.2	47.8	4,249.4
Voluntary Benefits	1,060.3	7.7	24.1	59.0	0.4	1,143.4	24.8	1,118.6
Unum US Segment	5,534.8	40.0	9,684.7	940.4	43.7	16,159.9	231.8	15,928.1

Unum UK Segment	26.6	0.2	2,057.6	142.7	9.0	2,226.9	105.6	2,121.3

Colonial Life Segment	1,318.0	9.5	228.9	78.6	1.3	1,625.5	17.8	1,607.7

Individual Disability - Closed Block Segment	1,249.1	9.0	10,335.3	309.6	43.7	11,894.0	1,457.4	10,436.6

Corporate and Other Segment	5,703.8	41.3	364.7	196.9	2.3	6,265.4	4,860.1	1,405.3

Subtotal, Excluding Unrealized Adjustment	$13,832.3	100.0%	$22,671.2	$1,668.2	100.0%	38,171.7	6,672.7	31,499.0

Unrealized Adjustment to Reserves for
Unrealized Gain on Securities						3,108.3	159.0	2,949.3

Consolidated						$41,280.0	$6,831.7	$34,448.3

The increase in Unum US Segment Policy Reserves Incurred from December 31, 2009 is due primarily to normal growth in the active life reserves for the Unum US long-term care line of business.

Unum Group Reserves

	December 31, 2009
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net

Group Disability	$-	-%	$7,685.3	$586.1	33.6%	$8,271.4	$73.7	$8,197.7
Group Life and Accidental Death & Dismemberment	70.2	0.5	748.4	163.3	3.7	981.9	1.8	980.1
Individual Disability - Recently Issued	516.5	3.9	949.5	91.2	4.2	1,557.2	87.5	1,469.7
Long-term Care	3,376.8	25.5	350.1	36.7	1.6	3,763.6	50.2	3,713.4
Voluntary Benefits	996.5	7.5	21.6	44.2	0.3	1,062.3	21.2	1,041.1
Unum US Segment	4,960.0	37.4	9,754.9	921.5	43.4	15,636.4	234.4	15,402.0

Unum UK Segment	26.8	0.2	2,096.8	161.5	9.2	2,285.1	113.1	2,172.0

Colonial Life Segment	1,234.2	9.3	232.9	87.7	1.3	1,554.8	24.7	1,530.1

Individual Disability - Closed Block Segment	1,376.8	10.4	10,290.9	330.5	43.2	11,998.2	1,438.2	10,560.0

Corporate and Other Segment	5,649.5	42.7	455.7	253.3	2.9	6,358.5	4,902.0	1,456.5

Subtotal, Excluding Unrealized Adjustment	$13,247.3	100.0%	$22,831.2	$1,754.5	100.0%	37,833.0	6,712.4	31,120.6

Unrealized Adjustment to Reserves for
Unrealized Gain on Securities						1,644.7	127.2	1,517.5

Consolidated						$39,477.7	$6,839.6	$32,638.1

12.1

Unum Group Investment Fact Sheet at December 31, 2010

Fixed Maturity Securities (Fair Value)	12/31/2010		Selected Statistics	12/31/10		9/30/10

Public	$25,785.5	64.4%	Duration Weighted Book Yield	6.72%		6.73%
Asset-Backed Securities (1)	323.2	0.8	Average Duration (in years)	7.55		7.75
Residential Mortgage-Backed Securities	3,062.3	7.6	Average Credit Quality		A		A
Private Placements	4,305.3	10.8
High Yield	2,748.1	6.9
Government Securities	2,511.0	6.3
Municipal Securities	1,245.2	3.1
Redeemable Preferred Stocks (2)	55.0	0.1
Total	$40,035.6	100.0%

Quality Ratings of Fixed Maturity Securities	Amortized Cost	Fair Value	Schedule BA and Non-Current

Aaa	14.3%	14.4%	Total Non-Current Investments	$56.2		$47.1
Aa	9.7	9.6	Total Schedule BA Assets	$379.3		$326.8
A	29.1	29.5
Baa	39.6	39.6
Below Baa	7.3	6.9
Total	100.0%	100.0%

(1) Includes $0.6 million of high yield asset-backed securities.
(2) Includes $6.3 million of high yield preferred stock.

Unum Group Investment Fact Sheet at December 31, 2010

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,154.0	$140.4	$325.4	$16.8	$1,828.6	$157.2
Capital Goods	3,511.3	323.9	389.3	14.6	3,122.0	338.5
Communications	2,678.0	303.0	245.3	14.5	2,432.7	317.5
Consumer Cyclical	1,305.4	72.2	275.5	22.4	1,029.9	94.6
Consumer Non-Cyclical	5,067.8	507.2	341.7	17.6	4,726.1	524.8
Energy (Oil & Gas)	3,212.3	407.9	47.7	3.7	3,164.6	411.6
Financial Institutions	3,330.1	113.7	960.5	39.1	2,369.6	152.8
Mortgage/Asset-Backed	3,385.5	337.7	80.0	0.6	3,305.5	338.3
Sovereigns	1,409.3	160.7	-	-	1,409.3	160.7
Technology	857.7	92.3	90.8	3.0	766.9	95.3
Transportation	1,038.1	126.6	62.7	2.4	975.4	129.0
U.S. Government Agencies
and Municipalities	2,346.9	94.2	795.7	55.9	1,551.2	150.1
Utilities	9,684.2	810.0	1,114.8	44.3	8,569.4	854.3
Redeemable Preferred Stocks	55.0	(0.8)	28.3	2.5	26.7	1.7
Total	$40,035.6	$3,489.0	$4,757.7	$237.4	$35,277.9	$3,726.4

Fixed Maturity Securities - Financial Institutions Classification - Unrealized Gain (Loss)

Associations	$13.3	$1.2	$-	$-	$13.3	$1.2
Banking	1,926.7	35.0	714.9	33.0	1,211.8	68.0
Brokerage	170.9	8.7	25.8	1.2	145.1	9.9
Finance Non-Captive	37.7	0.8	3.0	-	34.7	0.8
Finance Captive	200.4	9.6	11.7	0.9	188.7	10.5
Insurance	745.1	54.3	131.3	1.8	613.8	56.1
Other Financial Institutions	54.1	0.9	24.2	0.8	29.9	1.7
Real Estate Management Services	181.9	3.2	49.6	1.4	132.3	4.6
Total	$3,330.1	$113.7	$960.5	$39.1	$2,369.6	$152.8

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position

	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$2,931.9	$93.2		$234.1	$5.1
91 through 180 days	187.7	16.9		7.7	0.1
181 through 270 days	41.6	1.9		41.4	4.1
271 days to 1 year	23.2	-		-	-
Greater than 1 year	859.7	72.9		430.4	43.2
Total	$4,044.1	$184.9		$713.6	$52.5

13.1

Unum Group Investment Fact Sheet at December 31, 2010

Asset and Mortgage-Backed Securities Portfolio

	Amortized Cost	Fair Value		% of Total Fixed Maturity Securities	Average Rating

Asset-Backed Securities
Credit Cards	$299.4	$301.0	8.9%	0.7%	AAA
Rate Reduction Bonds	21.0	21.5	0.6	0.1	AAA
Home Equity	1.1	0.7	-	-	B
Collateralized Debt Obligations	-	-	-	-	-
Total	321.5	323.2	9.5	0.8	AAA

Residential Mortgage-Backed Securities
Agency CMOs	2,609.1	2,938.2	86.8	7.3	AAA
Agency Pass-throughs	56.7	61.0	1.8	0.1	AAA
Non-agency CMOs - Prime	60.5	63.1	1.9	0.2	Aa2
Alt-A	-	-	-	-	-
Subprime	-	-	-	-	-
Collateralized Debt Obligations	-	-	-	-	-
Total	2,726.3	3,062.3	90.5	7.6	AAA

Commercial Mortgage-Backed Securities	-	-	-	-	-

Total	$3,047.8	$3,385.5	100.0%	8.4%	AAA

13.2

Unum Group Statutory Capital and Surplus

				As of
	As of December 31, 2010			December 31, 2009
	Capital and		Capital and	Capital and
	Surplus	AVR	Surplus + AVR	Surplus + AVR
Traditional U.S. Life Insurance Companies

Provident Life and Accident	$654.6	$77.4	$732.0	$633.2

Unum Life of America	1,539.6	201.5	1,741.1	1,696.9

Paul Revere Life (1)	419.5	32.1	451.6	474.8

Colonial Life & Accident	491.7	22.5	514.2	474.2

Provident Life and Casualty	142.6	6.9	149.5	135.6

First Unum Life	239.4	8.8	248.2	224.2

Paul Revere Variable (1)	35.1	0.5	35.6	32.2

(1) Capital and Surplus of Paul Revere Variable is included in Paul Revere Life

Special Purpose Reinsurance Vehicles

Tailwind Reinsurance Company	$81.4	$0.1	$81.5	$93.9

Northwind Reinsurance Company	1,195.5	3.1	1,198.6	1,208.7

UnumProvident International Ltd.	530.4	-	530.4	524.8

Unum Group Statutory Operating Results

	Twelve Months Ended December 31
	Net Gain (Loss) from		Net Realized Investment Gains (Losses)
	Operations After Tax		After Tax and Transfers to IMR		Net Income (Loss)
	2010	2009	2010	2009	2010	2009
Traditional U.S. Life Insurance Companies
Provident Life and Accident	$141.5	$127.1	$(11.2)	$(13.8)	$130.3	$113.3
Unum Life of America	256.8	302.5	(10.5)	(53.1)	246.3	249.4
Paul Revere Life	67.7	141.2	(2.8)	(9.8)	64.9	131.4
Colonial Life & Accident	138.1	132.0	4.2	(7.6)	142.3	124.4
Provident Life and Casualty	13.3	6.5	-	(0.4)	13.3	6.1
First Unum Life	25.6	26.0	1.6	(18.5)	27.2	7.5
Paul Revere Variable	2.7	5.9	1.8	1.2	4.5	7.1
Total, as reported	645.7	741.2	(16.9)	(102.0)	628.8	639.2
Intercompany Dividends	(4.2)	(70.0)	-	-	(4.2)	(70.0)
Total, as adjusted	$641.5	$671.2	$(16.9)	$(102.0)	$624.6	$569.2

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$6.7	$(2.6)	$-	$-	$6.7	$(2.6)
Northwind Reinsurance Company	72.5	89.8	(0.1)	-	72.4	89.8
UnumProvident International Ltd.	(4.7)	16.2	11.9	(11.1)	7.2	5.1
Total	$74.5	$103.4	$11.8	$(11.1)	$86.3	$92.3

	Three Months Ended December 31
	Net Gain (Loss) from		Net Realized Investment Gains (Losses)
	Operations After Tax		After Tax and Transfers to IMR		Net Income (Loss)
	2010	2009	2010	2009	2010	2009
Traditional U.S. Life Insurance Companies
Provident Life and Accident	$40.2	$36.2	$(2.4)	$(2.3)	$37.8	$33.9
Unum Life of America	58.6	82.3	3.1	(5.9)	61.7	76.4
Paul Revere Life	16.5	83.9	0.2	(0.2)	16.7	83.7
Colonial Life & Accident	31.0	36.9	0.1	(0.7)	31.1	36.2
Provident Life and Casualty	1.6	1.6	-	-	1.6	1.6
First Unum Life	9.6	4.4	(0.8)	(3.8)	8.8	0.6
Paul Revere Variable	0.7	1.3	0.1	1.3	0.8	2.6
Total, as reported	158.2	246.6	0.3	(11.6)	158.5	235.0
Intercompany Dividends	(4.2)	(70.0)	-	-	(4.2)	(70.0)
Total, as adjusted	$154.0	$176.6	$0.3	$(11.6)	$154.3	$165.0

Special Purpose Reinsurance Vehicles
Tailwind Reinsurance Company	$3.2	$2.4	$-	$-	$3.2	$2.4
Northwind Reinsurance Company	25.3	23.7	-	-	25.3	23.7
UnumProvident International Ltd.	4.7	5.6	3.5	2.7	8.2	8.3
Total	$33.2	$31.7	$3.5	$2.7	$36.7	$34.4

Note: Statutory results for our domestic insurers are reported in conformity with statutory accounting principles as prescribed by the National Association of Insurance Commissioners and adopted by the applicable state laws.  For UnumProvident International Ltd., results are reported in conformity with accounting principles as prescribed by applicable Bermuda laws.

14.1

Unum Life Insurance Company of America - Statutory Basis
Group Accident and Health Statutory Claim Reserves and Liabilities, Net of Ceded
On Claims Incurred Prior to January 1

	2010	2009	2008

Reserve Balance from Prior Year End	$6,880.9	$6,982.6	$6,904.6
Other Adjustments to Beginning Balance (see Schedule H)	-	(5.2)	-
Reserve Balance January 1 (a)	6,880.9	6,977.4	6,904.6
Paid on Prior Year Claims	(374.3)	(386.4)	(397.2)
Interest Earned on Reserves	113.0	113.0	111.0
Incurred on Prior Year Claims	(113.1)	(103.0)	(33.7)
Reserve Balance March 31	$6,506.5	$6,601.0	$6,584.7

Reserve Balance March 31	$6,506.5	$6,601.0	$6,584.7
Paid on Prior Year Claims	(324.2)	(335.6)	(347.2)
Interest Earned on Reserves	108.2	108.3	105.8
Incurred on Prior Year Claims	(117.5)	(104.3)	(74.6)
Reserve Charges Incurred for Settlement Agreements	-	-	-
Reserve Balance June 30	$6,173.0	$6,269.4	$6,268.7

Reserve Balance June 30	$6,173.0	$6,269.4	$6,268.7
Reserves Ceded September 1 for Prior Year Incurrals	(4.5)	-	-
Paid on Prior Year Claims	(304.0)	(307.6)	(315.3)
Interest Earned on Reserves	103.1	103.9	102.6
Incurred on Prior Year Claims	(75.1)	(69.2)	(51.5)
Reserve Balance September 30	$5,892.5	$5,996.5	$6,004.5

Reserve Balance September 30	$5,892.5	$5,996.5	$6,004.5
Paid on Prior Year Claims	(282.9)	(271.6)	(287.4)
Interest Earned on Reserves	99.0	101.9	99.1
Incurred on Prior Year Claims	(76.9)	(83.7)	(71.0)
Reserve Balance December 31 on Prior Year Claims	5,631.7	5,743.1	5,745.2
Reserve Balance December 31 on Current Year Claims	1,197.7	1,137.8	1,237.4
Reserve Balance December 31 on Total Claims Incurred (b)	$6,829.4	$6,880.9	$6,982.6

(a) balances to Schedule H Part 3 Line 3.2 Column 2
(b) balances to Schedule H Part 2 Line C.1 Column 2

14.2

Reconciliation to Unum Life Insurance Company of America - Statutory Basis
Schedule H Part 3 for Group Accident and Health

	2010	2009	2008

Paid on Prior Year Existing Claims - Full Year	$1,285.4	$1,301.2	$1,347.1
(balances to Schedule H Part 3 Line 1.1 Column 2)

Incurred on Prior Year Claims - Full Year	$(382.6)	$(360.2)	$(230.8)
Interest Earned on Reserves - Full Year	423.3	427.1	418.5
Incurred on Prior Year Claims - Full Year, Excluding Interest Earned	$40.7	$66.9	$187.7
(balances to Schedule H Part 3 Line 3.3 Column 2)

Note: Group A&H for Unum Life Insurance Company of America includes group long- and short-term disability, group accidental death & dismemberment, and group voluntary disability, cancer, and critical illness products reported in our Unum US segment as well as the reinsurance pools reported in our Corporate and Other segment.

14.3

Notes to Statistical Supplement

Non-GAAP Financial Measures
We analyze our Company’s performance using non-GAAP financial measures which exclude certain items and the related tax thereon from net income. We believe operating income or loss excluding realized investment gains and losses, which are recurring, is a better performance measure and a better indicator of the profitability and underlying trends in our business. Realized investment gains and losses are dependent on market conditions and general economic events and are not necessarily related to decisions regarding our Company’s underlying business. We believe book value per common share excluding the components of Accumulated Other Comprehensive Income, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

2010 Significant Transactions and Events

Share Repurchase Program

In May 2010, our board of directors authorized the repurchase of up to $500.0 million of Unum Group’s common stock. The share repurchase program has an expiration date of May 2011. During 2010, we repurchased 16.4 million shares, at a cost of $356.0 million, including commissions of $0.3 million, under this share repurchase program. The dollar value of shares that may yet be purchased under this program was $144.3 million at December 31, 2010. Stock repurchases are reflected as treasury stock in our consolidated balance sheets.

Financing

In 2010, we issued $400.0 million of unsecured senior notes in a public offering.  These notes, due in 2020, bear interest at a fixed rate of 5.625% and are payable semi-annually.  The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.  In addition, these notes are effectively subordinated to any indebtedness of our subsidiaries.

During 2010, we made principal payments of $58.3 million and $10.0 million on our senior secured non-recourse floating rate notes issued by Northwind Holdings, LLC and Tailwind Holdings, LLC, respectively.  We also purchased and retired $10.0 million of our 7.08% medium-term notes due 2024.

Tax Law Change

In March 2010, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 were signed into law.  Among other things, the new legislation reduces the tax benefits available to an employer that receives a postretirement prescription drug coverage subsidy from the federal government under the Medicare Prescription Drug, Improvement and Modernization Act of 2003.  Under the new legislation, to the extent our future postretirement prescription drug coverage expenses are reimbursed under the subsidy program, the expenses covered by the subsidy will no longer be tax

(continued on next page)

deductible after 2012. Employers that receive the subsidy must recognize the deferred tax effects relating to the future postretirement prescription drug coverage in the period the legislation was enacted. Our income tax expense for 2010 includes a non-cash tax charge of $10.2 million which was recorded in the first quarter of 2010 to reflect the impact of the tax law change.

2009 Significant Transactions and Events

Financing

In September 2009, we issued $350.0 million of unsecured senior notes in a public offering. These notes, due in 2016, bear interest at a fixed rate of 7.125% and are payable semi-annually. The notes are callable at or above par and rank equally in right of payment with all of our other unsecured and unsubordinated debt.

During 2009, we made principal payments of $48.0 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind Holdings and Tailwind Holdings, respectively.  We also purchased and retired the remaining $132.2 million of our 5.859% senior notes due May 2009, $1.2 million aggregate principal of our 7.19% medium-term notes due 2028, and $0.6 million aggregate principal of our 6.75% notes due 2028 and repaid $58.3 million of reverse repurchase agreements outstanding at December 31, 2008.

Accounting Developments

Accounting Standards Codification (ASC) 105 “Generally Accepted Accounting Principles”

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification (Codification) as the source of authoritative accounting principles to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  Securities and Exchange Commission (SEC) rules and interpretive releases, which may not be included in their entirety within the Codification, will remain as authoritative GAAP for SEC registrants.  We adopted Codification effective July 1, 2009.  This adoption of Codification had no effect on our financial position or results of operations.

ASC 320 “Investments - Debt and Equity Securities”

In April 2009, the FASB issued a new accounting standard, now included in ASC 320, which amends the other-than-temporary impairment guidance for debt securities and expands and increases the frequency of previously existing disclosures for other-than-temporary impairments.  The measure of impairment remains fair value.  Under the standard, an other-than-temporaryimpairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery.  We adopted this standard effective April 1, 2009.  The cumulative effect of applying the provisions of this standard increased the April 1, 2009 opening balance of retained earnings $14.3 million, net of tax of $7.7 million, with a corresponding adjustment to accumulated other comprehensive income (loss).

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15.1

2008 Significant Transactions and Events

Stock Repurchase Agreement

During 2007, our board of directors authorized the repurchase of up to $700.0 million of Unum Group’s common stock.  During 2008, we repurchased $700.0 million or 29.9 million shares of common stock under this share repurchase program.

Financing

During 2008, we purchased and retired $17.8 million of our outstanding 5.859% notes due May 2009 and $175.0 million of our 5.997% senior notes due May 2008.  We made principal payments of $59.3 million and $10.0 million on our senior secured non-recourse variable rate notes issued by Northwind Holdings and Tailwind Holdings, respectively.  We also purchased and retired $36.6 million of our 6.85% senior debentures due 2015.  The costs associated with this debt reduction decreased our 2008 income approximately $0.4 million before tax, or $0.3 million after tax.

15.2